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                                                                EXHIBIT 23.01

                            MEDIA ARTS GROUP, INC.

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No.333-51667, No.333-154 and No.33-87090) of Media Arts Group, Inc. of our report dated April 27, 1998, which appears on page 21 of this Form 10-K.

/s/ PRICE WATERHOUSE LLP


Price Waterhouse LLP
San Jose, California
June 22, 1998